SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

NTL Incorporated

(Exact name of registrant as specified in its charter)

52-1822078

Delaware (State of incorporation)	File No. 000-22616 (Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, New York 10022
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (212) 906-8440

Item 5. Other Events and Regulation FD.

     On November 3, 2003, NTL Incorporated filed Amendment No. 2 to its registration statement, dated September 26, 2003, on Form S-1 (No. 333-109194) with the Securities and Exchange Commission. The Amendment No. 2 is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

99.1 Amendment No. 2 to the Registration Statement, dated November 3, 2003, filed on Form S-1 (No 333-109194).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NTL INCORPORATED

	By	/s/ Scott Schubert

Name: Scott Schubert Title: Chief Financial Officer
Dated: November 3, 2003